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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              January 15, 1996



                            HAWAIIAN AIRLINES, INC.
            (Exact name of registrant as specified in its charter)



       HAWAII                           1-8836              99-0042880
(State or other jurisdiction of       (Commission       (I.R.S. employer
incorporation or organization)        file number)     identification no.)


   3375 Koapaka Street, Suite G350
           Honolulu, HI                                     96819-1869
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700
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ITEM 5.  OTHER EVENTS.
         ------------

          A copy of a Hawaiian Airlines, Inc.'s (the "Company") press release dated January 15, 1996 announcing that the memberships of all its employee unions have ratified modifications to their labor agreements is filed as an exhibit to this Current Report on Form 8-K. The ratification enables the Company to pursue a bridge loan from Airline Investors Partnership, L.P. ("AIP") that will allow it to continue all operations while it works to complete a $20 million equity investment from AIP later this month. The investment transaction, which is scheduled to close at the end of January, is still subject to certain other conditions, including shareholder approval.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)  Exhibits.

               Exhibit 99.1  Press Release dated January 15, 1996.
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HAWAIIAN AIRLINES, INC.



Dated:  January 15, 1996         By  /s/ C.J. David Davies
                                    ---------------------------------------
                                    C.J. David Davies
                                    Senior Vice President-Finance
                                    and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)